UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-26962

Georgia	58-1878070
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

770-980-0888

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 20, 2007, A.D.A.M., Inc. (the “Company”) entered into a First Amendment to Credit Agreement, dated March 20, 2007 (the “First Amendment”), between A.D.A.M., Inc.; Online Benefits, Inc. (“OBI”); the financial institutions from time to time party to the Credit Agreement, as lenders thereunder; and CapitalSource Finance LLC (“CapitalSource”). The First Amendment amends certain terms of the Credit Agreement, dated August 14, 2006 (the “Credit Agreement”), among the Company, OBI, Integrative Medicine Communications, Inc., Nidus Information Services, Inc., Benergy Outsourcing Strategies, Inc., Captiva Software, Inc., CapitalSource and the lenders party thereto. Among other things, the First Amendment amends the repayment terms of Term Loan A and modifies the Minimum EBITDA, Leverage Ratio, Fixed Charge Coverage Ratio and Interest Coverage Ratio financial covenants.

A copy of the First Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the document.

Item 2.02.	Results of Operations and Financial Condition

On March 20, 2007, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K. The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)

Exhibit No	Description
10.1	First Amendment to Credit Agreement dated March 20, 2007 between A.D.A.M., Inc.; Online Benefits, Inc.; the financial institutions from time to time party to the Credit Agreement, as lenders thereunder; and CapitalSource Finance LLC

99.1	Press Release Regarding Financial Results for the Fourth Quarter and Year Ended December 31, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.

Date: March 23, 2007	By:	/s/ Kevin S. Noland
Kevin S. Noland
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	First Amendment to Credit Agreement dated March 20, 2007 between A.D.A.M., Inc.; Online Benefits, Inc.; the financial institutions from time to time party to the Credit Agreement, as lenders thereunder; and CapitalSource Finance LLC

EX-99.1	Press Release Regarding Financial Results for the Fourth Quarter and Year Ended December 31, 2006